UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2013

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837-2206
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837-2206
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD

On April 29, 2013, Mack-Cali Realty Corporation (the “Company”) announced that its operating partnership, Mack-Cali Realty, L.P. (the “Operating Partnership”), intends to commence a public offering (the “Offering”) of senior unsecured notes due 2023, subject to market and other customary conditions.  The notes are being offered under the Company’s and Operating Partnership’s joint shelf registration statement.  BofA Merrill Lynch, Citigroup and J.P. Morgan will act as joint book-running managers for the Offering.

The Company plans to use the proceeds from the issuance of these notes for general corporate purposes and working capital, which will include repayment of substantially all outstanding borrowings under the Operating Partnership’s unsecured revolving credit facility and may include the purchasing or retiring of some of the Operating Partnership’s outstanding debt securities.

Item 8.01              Other Events.

In connection with the Offering, the Company and Operating Partnership hereby file as exhibit 12.1 to this Current Report on Form 8-K the Operating Partnership’s calculations of ratios of earnings to fixed charges for the fiscal quarter ended March 31, 2013 and for the preceding five fiscal years.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

12.1	Mack-Cali Realty, L.P. Calculations of Ratios of Earnings to Fixed Charges.

99.1	Press Release of Mack-Cali Realty Corporation dated April 29, 2013.

Certain information included in this Current Report on Form 8-K (including exhibit 99.1 hereto) is being furnished under Item 7.01, “Regulation FD Disclosure” and Item 9.01 “Financial Statements and Exhibits” of Form 8-K. Such information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished under Item 7.01 of this Current Report (including exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: April 29, 2013	By:	/s/ BARRY LEFKOWITZ
Barry Lefkowitz
Executive Vice President and Chief Financial Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: April 29, 2013	By:	/s/ BARRY LEFKOWITZ
Barry Lefkowitz
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

12.1	Mack-Cali Realty, L.P. Calculations of Ratios of Earnings to Fixed Charges.

99.1	Press Release of Mack-Cali Realty Corporation dated April 29, 2013.